Exhibit 99.1

EXECUTION VERSION

CONSENT AND TWENTY-SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS CONSENT AND TWENTY-SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 27th day of March, 2020 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors have informed Lender that All Around has entered into that certain Asset Purchase Agreement, dated as of March 20, 2020, by and between All Around, as the seller, and AAL, LLC, a Texas limited liability company, as the purchaser (the “All Around Purchaser”), pursuant to which the All Around Purchaser has purchased substantially all of the assets of All Around (collectively, the “All Around Sale”).

WHEREAS, the Obligors have requested that the Lender issue its consent to the All Around Sale, as the failure of the Obligors to so obtain such prior consent of the Lender would constitute an Event of Default under the Loan Agreement.

WHEREAS, the Lender is willing to so consent to the All Around Sale; provided, that, inter alia, certain terms and conditions of the Loan Agreement are modified as set forth below, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1.         Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement, as amended and as applicable.

2.         Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of March 25, 2020:

Principal:        $24,493,607.08

(b)	LC Obligations as of March 25, 2020:

Principal:        $0.00

(c)	Bank Product Debt as of as of March 25, 2020:

Principal:        $0.00

(d)	Unused Fee as of as of March 25, 2020:

Principal:        $1,217.19

(e)	Unpaid invoices for attorneys’ fees and expenses as of March 26, 2020: $91,236.95

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3.        Consent to the All Around Sale. The Obligors represent and warrant to the Lender that attached to this Agreement as Exhibit “A” are true and complete copies of the final, executed All Around Sale Documents (as defined below). The Lender hereby consents to the All Around Sale subject to the following terms and conditions, all as determined by the Lender in its sole reasonable discretion:

(a)

the entirety of the All Around Closing Consideration shall be paid directly to the Lender via wire transfer to the following account, and such proceeds may be applied by the Lender to the Obligations in such order and manner as Lender may determine:

Bank Name: Bank of America

ABA#: 026 009 593

Bank Address: 100 N. Tryon St, Ste 170, Charlotte, NC 28202

Bank Account Number: 00 936 933 7552

Bank Account Name: BofA Southeast Collections

RE: Revolution Lighting;

(b)

upon receipt of satisfactory confirmation by the Lender of the payment of the All Around Closing Consideration in accordance with subclause (a) above, (i) the Lender will promptly deliver to the Obligors via e-mail a UCC-3 Termination Statement to be filed against All Around and (ii) All Around shall be released as a Borrower under the Loan Agreement and the other Loan Agreements, except for any obligations and liabilities which would otherwise survive pursuant to the terms and conditions of the Loan Agreement and other Loan Documents;

(c)

within forty-five (45) days after the Twenty-Second Amendment Effective Date, the Obligors shall deliver to the Lender (i) file-stamped copies of all documents filed with the respective state authorities effectuating the dissolution of All Around, together with a written certification by an officer of All Around confirming that, prior to such dissolution, All Around transferred any and all remaining assets of All Around to another Obligor or Obligors, which certification shall describe such assets in reasonable detail and identify the Obligor(s) that is/are the transferee(s) thereof, all to the sole reasonable satisfaction of the Lender, and (ii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the dissolution of All Around; provided that All Around shall remain a dormant entity, and shall own only de minimis assets and not accept any transfers of assets, until such time that the foregoing dissolution is effectuated; and provided further that, in the event that any documents to be filed by the respective state authorities pursuant to clause (i), above, are filed in good faith but rejected by one or more applicable state authorities due to failure to comply with applicable filing requirements, then, if the Obligors provide reasonable evidence to the Lender confirming that the Obligors are diligently and in good faith proceeding to cure said noncompliance, the forty-five (45) day period shall be extended for an additional five (5) Business Days;

(d)	each of the Conditions Precedent to Effectiveness set forth in Section 8 hereof shall be satisfied.

4.         Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Borrowers” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Borrower: singly and collectively, jointly and severally, RLT, LIT, Tri-State, Value Lighting, RLT-E-Lighting, Energy Source, Seesmart and TNT Energy.”

(b)	The definition of “Material Contract” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Material Contract: any agreement or arrangement to which an Obligor is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Person, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew would reasonably be expected to have a Material Adverse Effect; (c) that relates to Subordinated Debt, or to Permitted Debt in an aggregate amount of $250,000 or more, (d) the Tri-State Agreement, (e) the Value Lighting Merger Agreement, (f) the Energy Source Material Transaction Documents, (g) the RLT-E-Lighting APA, (h) the TNT Material Transaction Documents, (i) the Orbian Agreements, and (j) the All Around Sale Documents.”

(c)

Section 9.2.7 of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby amended by deleting each of subclauses (j), (k) and (l) in their entirety with the following substituted in its stead:

“(j) any adjustments to the All Around Closing Consideration and/or (ii) any other payments required to be paid in cash after the Twenty-Second Amendment Effective Date to the Purchaser (as that term is defined in the All Around Sale Agreement) pursuant to the terms and conditions of the All Around Sale Agreement ((i) and (ii) collectively “AAL Adjustments”), in excess of $100,000 in the aggregate for all AAL Adjustments, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of any such payment that the All Around Payment Conditions have been and will continue to be satisfied; provided that nothing contained in this subclause (j) shall be construed to restrict the payment of AAL Adjustments with the proceeds of equity capital and/or Subordinated Debt, in each case issued after the date hereof;

(k) [RESERVED];

(l) [RESERVED];”

(d)	The definitions of “All Around Merger”, “All Around Merger Agreement”, and “All Around Parent Shares Consideration” are hereby deleted in their entirety.

(e)

The provisions of Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Sixth Forbearance Amendment and Twenty-First Amendment) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“All Around Closing Consideration: means the “Purchase Price” as such term is defined in the All Around Sale Agreement.”

“All Around Payment Conditions: means the following conditions with respect to any payment in cash:

(a) before and immediately after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(b) for the thirty (30) consecutive days before and immediately after giving effect to such payment, Availability shall be no less than $5,000,000; and

(c) for the last day of the immediately-preceding Fiscal Quarter, and immediately after giving effect to such payment, the proforma Fixed Charge Coverage Ratio shall be at least 1.25 to 1.0 calculated on a trailing twelve (12) month basis.”

“All Around Sale: as defined in the Twenty-Second Amendment.”

“All Around Sale Agreement: means that certain Asset Purchase Agreement, dated as of March 20, 2020, by and between All Around Lighting, L.L.C., a Texas limited liability company, as seller, and AAL, LLC, a Texas limited liability company, as purchaser.”

“All Around Sale Documents: means the All Around Sale Agreement and each other agreement executed in connection with the All Around Sale Agreement.”

“Twenty-Second Amendment: means that certain Consent and Twenty-Second Amendment to Loan and Security Agreement, dated as of March 27, 2020, by and among the Obligors and the Lender.”

“Twenty-Second Amendment Effective Date: means the effective date of the Twenty-Second Amendment, which is March 27, 2020.”

5.        Additional Events of Default; Continued Forbearance by Lender. Each Obligor acknowledges and agrees that: the Subject Events of Default (as defined in the Sixth Forbearance Amendment and Twenty-First Amendment) are continuing; (ii) that the Forbearance Agreement (as defined in the Fifth Forbearance Amendment and Nineteenth Amendment), as amended, remains in full force and effect, and (iii) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral.

6.        Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Subject Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Subject Events of Default and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

7.        Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

8.        Conditions.

(a)	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)	The Lender shall have received a fully executed copy of the All Around Sale Agreement and each other All Around Sale Documents.

iii)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iv)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and the All Around Sale Documents, and all other documents referenced therein and related thereto, are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

v)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “B”.

vi)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement (to be billed as of March 31, 2020), plus prior open invoices for attorneys’ fees in the aggregate amount of $91,236.95.

(b)	Conditions Subsequent. [RESERVED].

9.        Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Twenty-Second Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G Stannard
Title:	Sr. Vice President

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Signature Page to Consent and Twenty-Second Amendment to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Name:	Robert V. LaPenta
Title:	Chief Executive Officer and President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

TRI-STATE LED DE, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

[Signatures Continue on Next Page]

Signature Page to Consent and Twenty-Second Amendment to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

ENERGY SOURCE, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

SEESMART, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

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Signature Page to Consent and Twenty-Second Amendment to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

BREAK ONE NINE, INC.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

Signature Page to Consent and Twenty-Second Amendment to Loan and Security Agreement

EXHIBIT A

All Around Sale Documents

(see attached)

Exhibit to Consent and Twenty-Second Amendment to Loan and Security Agreement

EXHIBIT B

Document Agenda

(see attached)

Exhibit to Consent and Twenty-Second Amendment to Loan and Security Agreement